MERRILL LYNCH
MUNICIPAL BOND
FUND, INC.




FUND LOGO





Quarterly Report

March 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL BOND FUND, INC.


Officers and
Directors


Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





Merrill Lynch Municipal Bond Fund, Inc., March 31, 1998


DEAR SHAREHOLDER


The Municipal Market
Environment
Taxable and tax-exempt bond yields remained essentially unchanged for the three months ended March 31, 1998. At times during the period, indications of a continued strong US economy pushed interest rates up, as investors feared that such growth would eventually lead to higher inflation. However, inflationary pressures have yet to appear. In fact, most annual measures of inflation have either been stable or slightly declining. Thus far, this positive inflationary environment has counteracted any fear of the potential consequences of strong economic growth and allowed interest rates to remain relatively stable. At the end of the March 31, 1998 quarter, the 30-year US Treasury bond yield was essentially unchanged at 5.93%. Similarly, the Bond Buyer Revenue Bond Index, which represents the yield of long-term uninsured municipal revenue bonds, was also unchanged over the past three months at 5.42%.

The performance of the municipal bond market in recent months has been particularly impressive relative to taxable bonds. While the overall interest rate environment has remained positive, the tax-exempt market's recent negative technical position has further weakened. Over the last six months, more than $130 billion in new long-term bonds have been issued, an increase of over 40% compared to the same period a year earlier. As interest rates have remained near recent historic lows, new tax-exempt bond issuance has dramatically increased. Over $65 billion in long-term municipal securities were issued during the March 31, 1998 quarter, an increase of over 70% compared to the March 31, 1997 quarter. During the past month, almost $30 billion in new long-term tax-exempt bonds were underwritten, representing an increase of nearly 70% compared to the March 1997 issuance and the largest March issuance ever.

Given the relative abundance of new municipal bond issuance in recent months, it would be expected that tax-exempt bond yields would rise relative to their taxable counterparts. Although this did not occur, it is likely that much of the municipal bond market's performance over the recent quarter has reflected increased investor recognition of the ongoing relative attractiveness of tax-exempt securities. Additionally, the prospect of at least stable, if not declining, bond yields for the remainder of 1998 has probably minimized investors' willingness to sell an already attractive asset.

In our opinion, the recent correction in Asian financial markets has enhanced the near-term prospects for continued low interest rates in the United States. It is likely that the recent correction will result in slower US economic growth in the coming months. This decline in growth should be generated in part by reduced US export growth to these troubled economies. Additionally, US inflation should be positively impacted by lower import prices as Asian producers lower the cost of their goods in order to accelerate their struggling economies. More important, it is likely that, barring a dramatic and unexpected resurgence of domestic inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the Asian market turmoil can be established.

It is also likely that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as for other areas of the construction industry. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustainable and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months that again may be borrowing against weaker spending later this year.

All these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is likely, however, that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is unlikely to escalate. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion--$220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressures during 1998. Additionally, municipal bond investors received approximately $30 billion during the March quarter in coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of March), any further pressure on the municipal market may well represent an attractive investment opportunity.


Portfolio Strategy
Insured Portfolio and
National Portfolio
A combination of several positive technical and economic factors have contributed to a scenario where the fixed-income markets, and the tax-exempt market in particular, have reached historically low levels of nominal interest rates. Over the March quarter, our strategies for the Insured and National Portfolios have been to maintain a fully invested posture and use any fluctuations in the market to restructure the Portfolios more aggressively. The strength of each Portfolio has been a high level of current yield, while providing well- above industry averages of tax-exempt income to shareholders. Our challenge during the quarter has been to identify correctly the timing for re-entering the market with a more aggressive strategy. At current interest rate levels, where long-term municipal bonds are nearing 5%, we will begin to sell some of the Portfolios' more aggressively structured, discounted securities and use the proceeds to purchase more income-oriented bonds. Although the fundamental economic backdrop for the marketplace is still quite supportive, we would expect the municipal market to participate only marginally in any further price gains. Therefore, we will concentrate on seeking to enhance each Portfolio's current return by searching to uncover higher-yielding securities within the credit quality limits as defined in the Fund's prospectus.

Limited Maturity Portfolio
We maintained our aggressive position for Limited Maturity Portfolio throughout most of the quarter ended March 31, 1998 as inflationary data continued to be overwhelmingly favorable and Federal Reserve Board monetary policy remained unchanged. We kept the Portfolio's cash reserves in the 1%--2% range for most of the quarter, and the average life was held at approximately 1.8 years, close to its allowable maximum of 2.0 years. However, at quarter-end, we became defensive on the short-term municipal market as new-issue supply was building. Additionally, interest rates have become expensive relative to taxable investments, and with the large new-issue volume looming, we believed that the market was poised for short-term tax-exempt interest rates to increase in order for this supply to attract investor interest. By quarter-end, we raised cash reserves to over 10% of net assets and reduced the average portfolio maturity to approximately 1.4 years. We anticipate becoming more aggressively positioned over the coming months after the majority of new-issue supply has been sold. We would view an increase in interest rates as a potential buying opportunity, especially if the economy begins to slow in the wake of the Asian financial crisis.


Merrill Lynch Municipal Bond Fund, Inc., March 31, 1998


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kenneth A. Jacob)
Kenneth A. Jacob
Vice President and Portfolio Manager



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



(Peter J. Hayes)
Peter J. Hayes
Vice President and Portfolio Manager



April 23, 1998




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. Class B Shares of all three Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Municipal Bond Fund, Inc., March 31, 1998


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                                   Ten Years/
                                                                                                     Since       Standardized
                                                                         12 Month     3 Month      Inception     30-Day Yield
                                                                      Total Return  Total Return   Total Return  As of 3/31/98
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares*             +10.62%      +0.69%       +115.27%         4.62%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares*             + 9.93       +0.50        + 89.09          4.05
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares*             + 9.74       +0.49        + 29.04          4.00
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares*             +10.35       +0.62        + 31.54          4.38
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**           +10.69       +0.99        +121.21          4.62
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**           + 9.75       +0.71        + 92.39          4.05
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**           + 9.80       +0.79        + 31.17          4.00
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares**           +10.30       +0.93        + 33.70          4.38
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares***  + 4.61       +0.95        + 62.91          3.43
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares***  + 4.34       +0.86        + 21.58          3.10
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares***  + 4.22       +0.86        + 14.16          3.08
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class D Shares***  + 4.61       +0.93        + 15.70          3.34

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.

 **Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 10/21/88; and Class C and Class D Shares, 10/21/94.

***Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, ten years ended 3/31/98; Class B Shares, 11/2/92; and Class C and Class D Shares, 10/21/94.



Average Annual
Total Returns


Insured Portfolio

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        +10.62%         +6.20%
Five Years Ended 3/31/98                  + 6.22          +5.36
Ten Years Ended 3/31/98                   + 7.97          +7.53

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +9.93%         +5.93%
Five Years Ended 3/31/98                   +5.43          +5.43
Inception (10/21/88) through 3/31/98       +6.98          +6.98

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +9.74%         +8.74%
Inception (10/21/94) through 3/31/98       +7.69          +7.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        +10.35%         +5.93%
Inception (10/21/94) through 3/31/98      + 8.29          +7.02

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



National Portfolio

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        +10.69%         +6.26%
Five Years Ended 3/31/98                  + 6.80          +5.93
Ten Years Ended 3/31/98                   + 8.26          +7.82

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +9.75%         +5.75%
Five Years Ended 3/31/98                   +5.97          +5.97
Inception (10/21/88) through 3/31/98       +7.18          +7.18

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payments of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +9.80%         +8.80%
Inception (10/21/94) through 3/31/98       +8.21          +8.21

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                        +10.30%         +5.89%
Inception (10/21/94) through 3/31/98      + 8.81          +7.52

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Limited Maturity Portfolio

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                         +4.61%         +3.56%
Five Years Ended 3/31/98                   +3.86          +3.66
Ten Years Ended 3/31/98                    +5.00          +4.90

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +4.34%         +3.34%
Five Years Ended 3/31/98                   +3.52          +3.52
Inception (11/2/92) through 3/31/98        +3.68          +3.68

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/98                         +4.22%         +3.22%
Inception (10/21/94) through 3/31/98       +3.92          +3.92

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/98                         +4.61%         +3.56%
Inception (10/21/94) through 3/31/98       +4.33          +4.03

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




Merrill Lynch Municipal Bond Fund, Inc., March 31, 1998


PORTFOLIO COMPOSITION


For the Quarter Ended March 31, 1998


Insured
Portfolio

Top Ten States*

Illinois                                     17.51%
New York                                     16.25
Texas                                        11.09
Massachusetts                                 8.10
Pennsylvania                                  5.64
Colorado                                      5.09
New Jersey                                    4.52
Wisconsin                                     3.20
Washington                                    3.08
Michigan                                      2.81
                                            -------
Total Top Ten                                77.29
Total Others                                 22.71
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of March 31, 1998 were $1,982,697,789.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa                            94%
Other+                              6%

[FN]
 *Based on total market value of the Portfolio as of March 31, 1998. ++Temporary investments in short-term municipal securities.


National
Portfolio

Top Ten States*

Texas                                        18.36%
New York                                     15.27
Colorado                                      7.75
Massachusetts                                 6.31
Florida                                       6.11
California                                    5.96
Pennsylvania                                  4.01
Illinois                                      3.84
Louisiana                                     3.82
Wisconsin                                     2.67
                                            -------
Total Top Ten                                74.10
Total Others                                 25.90
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of March 31, 1998 were $1,483,333,121.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa                            51%
AA/Aa                              20%
A/A                                10%
BBB/Baa                             9%
BB/Ba                               2%
B/B                                 1%
Other+                              3%
NR++                                4%

[FN]
  *Based on total market value of the Portfolio as of March 31, 1998. ++Temporary investments in short-term municipal securities.
+++Not Rated.


Limited Maturity
Portfolio

Top Ten States*

New York                                     13.17%
Ohio                                          8.78
Washington                                    7.64
Texas                                         6.63
Illinois                                      6.02
Louisiana                                     5.50
Mississippi                                   4.78
Pennsylvania                                  4.10
Wisconsin                                     3.92
Massachusetts                                 3.61
                                            -------
Total Top Ten                                64.15
Total Others                                 35.85
                                            -------
Total Portfolio                             100.00%
                                            =======

Net assets as of March 31, 1998 were $433,301,226.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa                            46%
AA/Aa                              25%
A/A                                10%
BBB/Baa                             8%
Other+                             11%

[FN]
 *Based on total market value of the Portfolio as of March 31, 1998. ++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Bond Fund, Inc., March 31, 1998


IMPORTANT TAX INFORMATION



On March 20, 1998, substantially all of the assets of Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust were acquired by the Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

All of the net investment income distributions paid monthly by Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust to the shareholders of said Fund during the taxable period ended March 23, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the period.

On March 20, 1998, substantially all of the assets of Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust were acquired by the Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust to the shareholders of said Fund during the taxable period ended March 23, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund distributed long-term capital gains of $.010407 per share to shareholders of record on March 19, 1998, all of which is subject to a 20% tax rate.

On March 20, 1998, substantially all of the assets of Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust were acquired by the Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust to the shareholders of said Fund during the taxable period ended March 23, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the Fund distributed long-term capital gains of $.229177 per share to shareholders of record on March 19, 1998, all of which is subject to a 20% tax rate.

Please retain this information for your records.